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                                    EXHIBIT A

              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

      (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

      (ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: January 29, 2003
                                    DOLPHIN COMMUNICATIONS FUND II, L.P.
                                    By: Dolphin Communications II, L.P.,
                                    Its General Partner


                                    By: Dolphin Communications, L.L.C.,
                                    Its General Partner


                                    By:/s/ Richard Brekka
                                       -----------------------------------------
                                    Name:  Richard Brekka
                                    Title:  President

                                    DOLPHIN COMMUNICATIONS PARALLEL FUND II
                                    (NETHERLANDS), L.P.
                                    By: Dolphin Communications II, L.P.,
                                    Its General Partner


                                    By: Dolphin Communications, L.L.C.,
                                    Its General Partner


                                    By:/s/ Richard Brekka
                                       -----------------------------------------
                                    Name:  Richard Brekka
                                    Title:  President
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                                    Dolphin Communications II, L.P.

                                    By: Dolphin Communications, L.L.C.,
                                    Its General Partner


                                    By:/s/ Richard Brekka
                                       -----------------------------------------
                                    Name:  Richard Brekka
                                    Title:  President

                                    Dolphin Communications, L.L.C.


                                    By:/s/ Richard Brekka
                                       -----------------------------------------
                                    Name:  Richard Brekka
                                    Title:  Managing Member

                                    RICHARD BREKKA


                                    /s/ Richard Brekka
                                       -----------------------------------------